SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 24, 2008
                        (Date of earliest event reported)

                              NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York                      000-25831                         11-2208052
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(State or other                 (Commission                       (IRS Employer
 jurisdiction of                File Number)                     Identification
 incorporation)                                                      Number)


4710 Eisenhower Boulevard, Tampa, FL                                  33634
-------------------------------------                                 -----
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number including area code                (813) 579-3200
                                                                 --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
                  ------------

     On June 24, 2008, on the application of the Company, the hearing to consider confirmation of the Company's proposed Joint Plan of Reorganization was continued. It will now be heard before the United States Bankruptcy Court for the Middle District of Florida on July 15, 2008.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NETWOLVES CORPORATION

                                       By: /s/ Peter C. Castle
                                           ------------------------
                                               Peter C. Castle
                                            Chief Financial Officer
Dated:    June 25, 2008


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